JOINT VENTURE WITH MRT	12 Months Ended
Feb. 28, 2011
Notes to Financial Statements
JOINT VENTURE WITH MRT

5           JOINT VENTURE WITH MRT

On February 12, 2009, the Company entered into a joint venture through a definitive agreement for development of its Cieneguita project with MRT. The purpose of the joint venture is to put Cieneguita property into production. As per the agreement, MRT is to provide the necessary working capital to begin and maintain mining operations estimated to be $3,000,000. MRT will spend 100% of the funds in exchange for a 75% interest in the net cash flow from production. The agreement was amended in December 2009 for MRT to earn a 74% interest in the net cash flow from production (note 6). The agreement limits the mining of the mineralized material that is available from the surface to a depth of 15 meters or approximately 10% of the mineralized material found as of the date of the definitive agreement. The Company incurs no obligations to the joint venture ‘ s creditors as the operations and working capital requirements are controlled by MRT as such the Company has concluded that it is not the primary beneficiary of the joint venture. Accordingly, the Company ‘ s share of income and expenses are reflected in these financial statements under the proportionate consolidation method.

The Company’s proportionate share of revenues was $1,158,923 and proportionate share of the net loss was $225,304 for the year ended February 28, 2011. The Company ‘ s proportionate share of accounts receivable of the joint venture was $170,897 at February 28, 2011. The joint venture did not have any other assets or liabilities at February 28, 2011.